                                                                    EXHIBIT 10.4


                         INTELLECTUAL PROPERTY AGREEMENT

                                     between

                                Pitney Bowes Inc.

                                       and

                        Pitney Bowes Office Systems, Inc.

                         Dated as of ____________, 2001

                                TABLE OF CONTENTS

                                ----------------

                                                                                                  PAGE
                                                                                                  ----

ARTICLE 1
---------
     DEFINITIONS
     -----------


ARTICLE 2
---------
     ASSIGNMENT
     ----------
     SECTION 2.01.  Grant of Assignment..............................................................6
     SECTION 2.02.  Prior Grants and Assumption of Liability.........................................7
     SECTION 2.03.  Assignment Disclaimer............................................................7

ARTICLE 3
---------
     LICENSES AND TRANSFERS
     ----------------------
     SECTION 3.01.  License Grant....................................................................7
     SECTION 3.02.  License Restrictions.............................................................8
     SECTION 3.03.  Licensee Undertakings............................................................9
     SECTION 3.04.  Non-Trademark Use................................................................9
     SECTION 3.05.  Reservation of Rights............................................................9
     SECTION 3.06.  Title to Patents................................................................10

ARTICLE 4
---------
     PERMITTED SUBLICENSES
     ---------------------
     SECTION 4.01.  Sublicenses to Subsidiaries and to Authorized Manufacturers.....................10
     SECTION 4.02.  Authorized Dealers' Use of Marks................................................11
     SECTION 4.03.  Enforcement of Agreements.......................................................12

ARTICLE 5
---------
     TRADEMARK USAGE GUIDELINES
     --------------------------
     SECTION 5.01.  Trademark Usage Guidelines......................................................12
     SECTION 5.02.  Trademark Reviews...............................................................12

ARTICLE 6
---------
     TRADEMARK USAGE GUIDELINE ENFORCEMENT
     -------------------------------------
     SECTION 6.01.  Initial Guideline Cure Period...................................................13
     SECTION 6.02.  Second Guideline Cure Period....................................................13
     SECTION 6.03.  Final Guideline Cure Period.....................................................13

ARTICLE 7
---------
     QUALITY STANDARDS
     -----------------

                                                                                                  PAGE
                                                                                                  ----

     SECTION 7.01.  General.........................................................................14
     SECTION 7.02.  Quality Standards...............................................................14
     SECTION 7.03.  Quality Control Reviews.........................................................14
     SECTION 7.04.  Product Discontinuation.........................................................15

ARTICLE 8
---------
     QUALITY STANDARD ENFORCEMENT
     ----------------------------
     SECTION 8.01. Initial Quality Standard Cure Period.............................................15
     SECTION 8.02.  Second Quality Standard Cure Period.............................................15
     SECTION 8.03.  Final Quality Standard Cure Period..............................................16

ARTICLE 9
---------
     PROTECTION OF LICENSED MARKS, LICENSED COPYRIGHTS, LICENSED PATENTS
     -------------------------------------------------------------------
     AND LICENSED TECHNOLOGY
     -----------------------
     SECTION 9.01.  Ownership and Rights............................................................16
     SECTION 9.02.  Protection of Licensed Marks, Licensed Copyrights, Licensed
              Patents and the Licensed Technology...................................................17
     SECTION 9.03.  Similar Marks, Copyrights and Patents...........................................17
     SECTION 9.04.  Infringement Proceedings........................................................18

ARTICLE 10
----------
     CONFIDENTIALITY
     ---------------
     SECTION 10.01.  General........................................................................18

ARTICLE 11
----------
     INDEMNIFICATION
     ---------------
     SECTION 11.01.  Office Systems Indemnification of Pitney Bowes.................................19
     SECTION 11.02.  Insurance; Third Party Obligations; Tax Benefits...............................19
     SECTION 11.03.  Notice and Payment of Claims...................................................19
     SECTION 11.04.  Notice and Defense of Third-Party Claims.......................................20
     SECTION 11.05.  Contribution...................................................................21
     SECTION 11.06.  Non-Exclusivity of Remedies....................................................21

ARTICLE 12
----------
     TERM AND TERMINATION
     --------------------
     SECTION 12.01.  Term...........................................................................22
     SECTION 12.02.  Voluntary Termination..........................................................22
     SECTION 12.03.  Survival.......................................................................22
     SECTION 12.04.  Other Termination..............................................................22

                                                                                                  PAGE
                                                                                                  ----

ARTICLE 13
----------
     LIMITATION OF LIABILITY
     -----------------------

ARTICLE 14
----------
     MISCELLANEOUS PROVISIONS
     ------------------------
     SECTION 14.01.  Disclaimer.....................................................................23
     SECTION 14.02.  Other Agreements...............................................................23
     SECTION 14.03.  No Implied Licenses............................................................23
     SECTION 14.04.  Further Assurances and Consents................................................24
     SECTION 14.05.  Infringement Suits.............................................................24
     SECTION 14.06.  No Other Obligations...........................................................24
     SECTION 14.07.  Force Majeure..................................................................24
     SECTION 14.08.  Entire Agreement...............................................................25
     SECTION 14.09.  Governing Law..................................................................25
     SECTION 14.10.  Waiver of Jury Trial...........................................................25
     SECTION 14.11.  Notices........................................................................26
     SECTION 14.12.  Nonassignability...............................................................27
     SECTION 14.13.  Severability...................................................................27
     SECTION 14.14.  Failure or Indulgence Not Waiver; Remedies Cumulative..........................27
     SECTION 14.15.  Amendment......................................................................27
     SECTION 14.16.  Counterparts...................................................................28


Schedule A-1 - Assigned Marks
Schedule A-2 - Licensed Marks
Schedule B - Licensed Patents
Schedule C - Exceptions to License Restrictions
Schedule D - Quality Standards and Trademark Usage Guidelines

         This Intellectual Property Agreement (the "Agreement") is between Pitney Bowes Inc., a Delaware corporation ("Pitney Bowes"), and Pitney Bowes Office Systems, Inc., a Delaware corporation ("Office Systems").

         WHEREAS, the Board of Directors of Pitney Bowes has determined that it is in the best interests of Pitney Bowes and its stockholders to spin-off the Office Systems Business (as defined below);

         WHEREAS, as part of the foregoing, Pitney Bowes and Office Systems have entered into a Distribution Agreement (as defined below) which provides, among other things, for the transfer of certain Office Systems assets and Office Systems liabilities, the distribution to the holders of the issued and outstanding shares of common stock, par value $1.00 per share, of Pitney Bowes of 100% of the issued and outstanding shares of common stock, par value $.01 per share, of Office Systems (the "Distribution") and the execution and delivery of certain other agreements that will govern certain other matters following the Distribution;

         WHEREAS, the parties desire to enter into an agreement that provides for Pitney Bowes to assign to Office Systems the Assigned Marks and the Assigned Copyrights (each as defined below) and to license to Office Systems the Licensed Marks, the Licensed Copyrights, the Licensed Patents and the Licensed Technology (each as defined below) from and after the Distribution Date (as defined below); and

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement; the parties hereby agree as follows:



                                    ARTICLE 1
                                   DEFINITIONS

         For the purpose of this Agreement, the following capitalized terms are defined in this Article 1 and shall have the meaning specified herein:

         "Action" means any demand, claim, suit, action, arbitration, inquiry, investigation or other proceeding by or before or any regulatory or governmental agency or authority or any arbitration or mediation tribunal.

         "Affiliate" has the meaning set forth in the Distribution Agreement.

         "Agreement" has the meaning set forth in the preamble hereto, as such agreement may be amended and supplemented from time to time in accordance with its terms.

         "Ancillary Agreement" means each of the Distribution Agreement, the Tax Separation Agreement, the Transition Services Agreement, the Canada Reseller Agreement, the Management Services Reseller Agreement, the Vendor Financing Agreement, the Assignment and Novation Agreements, the Sublease Agreements, and the Sublease and License Agreements.

         "Assigned Copyrights" means the Copyrights as owned by Pitney Bowes and used solely within the Office Systems business to be transferred to Office Systems on a quitclaim basis pursuant to the terms of this Agreement.

         "Assigned Marks" means the Marks set forth on Schedule A-1 hereto.

         "Assignment and Novation Agreements" has the meaning set forth in the Distribution Agreement.

         "Authorized Dealer" means any distributor, dealer, OEM customer, systems integrator or other agent that on or after the Distribution Date is authorized to market, advertise, sell, lease, rent, service or otherwise offer Office Systems Business Products. Office Systems will periodically provide Pitney Bowes with a list of the then current Authorized Dealers within a reasonable period after Pitney Bowes' request.

         "Authorized Manufacturer" means any original equipment manufacturer, producer, dealer or other agent that on or after the Distribution Date is authorized to build, create, design, compile or otherwise build for Sale Office Systems Business Products. Office Systems will periodically provide Pitney Bowes with a list of the then current Authorized Manufacturers within a reasonable period after Pitney Bowes' request.

         "Canada Reseller Agreement" has the meaning set forth in the Distribution Agreement.

         "Change of Control" means (i) the direct or indirect acquisition (by merger, consolidation, business combination or otherwise) by any Person or group of Persons of beneficial ownership (as defined in Rule 13d-1 and Rule 13d-5 under the Securities Exchange Act of 1934) of 40% or more of the Total Voting Power of Office Systems, (ii) any merger, consolidation or other business combination of Office Systems or a Subsidiary of Office Systems with any Person after giving effect to which (x) the shareholders of Office Systems immediately prior to such transaction do not own at least 60% of the Total Voting Power of the ultimate parent entity of the parties to such transaction or (y) individuals who were directors of Office Systems immediately prior to such transaction (or their designees) do not constitute a majority of the board of directors of such ultimate parent entity and (iii) the direct or indirect acquisition by any Person or group of Persons of all or substantially all of the assets of Office Systems.

         "Collateral Materials" means all packaging, tags, labels, advertising, promotions, display fixtures, instructions, warranties and other materials of any and all types associated with the Office Systems Business Products that are marked with at least one of the Licensed Marks.

         "Confidential Information" means any non-public, confidential or proprietary information relating to a disclosing party, whether or not technical in nature, including any information that is designated by the disclosing party as Confidential Information at the time of its disclosure, either by a written or visual confidentiality designation, or orally, provided that (i) written confirmation of such confidential status is provided to the receiving party within ten (10) days thereafter or (ii) such information would, under the circumstances, appear to a reasonable person to be confidential or proprietary. Notwithstanding the foregoing, "Confidential Information" does not include information, technical data or know-how which: (i) is in the public domain at the time of disclosure or becomes available thereafter to the public without restriction, and in either case not as a result of the act or omission of the receiving party; (ii) is rightfully obtained by the receiving party from a third party without restriction as to disclosure; (iii) is lawfully in the possession of the receiving party at the time of disclosure by the disclosing party and not otherwise subject to restriction on disclosure; (iv) is approved for disclosure by prior written authorization of the disclosing party; or (v) is developed independently and separately by either party without use of the disclosing party's Confidential Information.

         "Copyright" means (i) any copyright in any original works of authorship fixed in any tangible medium of expression as set forth in 17 U.S.C. Section 101 et seq., whether registered or unregistered, including any applications for registration thereof and (ii) any corresponding foreign copyrights under the laws of any jurisdiction, in each case, whether registered or unregistered, and any applications for registration thereof.

         "Credit Agreement" has the meaning set forth in the Distribution Agreement.

         "Distribution" has the meaning set forth in the preamble.

         "Distribution Agreement" means the Distribution Agreement between Pitney Bowes and Office Systems dated the date hereof.

         "Distribution Date" has the meaning set forth in the Distribution Agreement.

         "Finally Determined" means, with respect to any Action or other matter, that the outcome or resolution of such Action or matter has been judicially determined by judgment or order not subject to further appeal or discretionary review.

         "Group" means, as the context requires, the Office Systems Group or the Pitney Bowes Group.

         "Licensed Copyrights" means the Copyrights owned by Pitney Bowes at the time of the Distribution and used by both Pitney Bowes and Office Systems and licensed to Office Systems pursuant to the terms of this Agreement.

         "Licensed Marks" means the Marks set forth on Schedule A-2 hereto.

         "Licensed Patents" means the Patents set forth on Schedule B hereto.

         "Licensed Technology" means Pitney Bowes' Technology and related technical know-how as used in Office Systems Business prior to the Distribution Date and licensed to Office Systems pursuant to the terms of this Agreement.

         "Losses" means, with respect to any Person, any and all damage, loss, liability and expense incurred or suffered by such Person (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any and all Actions or threatened Actions).

         "Management Services Reseller Agreement" has the meaning set forth in the Distribution Agreement.

         "Mark" means any trademark, service mark, trade name, domain name, and the like, or other word, name, symbol or device, or any combination thereof, used or intended to be used by a Person to identify and distinguish the products or services of that Person from the products or services of others and to indicate the source of such goods or services, including without limitation all registrations and applications therefor throughout the world and all common law and other rights therein throughout the world.

         "Office Systems" has the meaning set forth in the preamble.

         "Office Systems Business" means the business of Office Systems.

         "Office Systems Business Products" means any and all products and related services of the Office Systems Business commercially released or practiced prior to the Distribution Date and similar products and services commercially released or practiced after the Distribution Date.

         "Office Systems Group" has the meaning set forth in the Distribution Agreement.

         "Patent" means any patent, utility model, design patent, design registration, certificate of invention or other governmental grant for the protection of inventions or industrial designs and all reissues, renewals, re-examinations and extensions of any of the foregoing, any applications of the foregoing and any continuations-in-part, foreign equivalents (if any) and any issued patents arising out of the foregoing during the term of this Agreement.

         "Permitted Geographic Areas" means the United States of America, its possessions and territories and the United Kingdom.

         "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a governmental entity or any department, agency or political subdivision thereof.

         "Pitney Bowes" has the meaning set forth in the preamble.

         "Pitney Bowes Business" means the business of Pitney Bowes.

         "Pitney Bowes Group" has the meaning set forth in the Distribution Agreement.

         "Quality Standards" means standards of quality applicable to the Office Systems Business Products, as in use immediately prior to the Distribution Date and attached hereto as Schedule D.

         To "Sell" a product means to sell, rent, transfer, lease, license or otherwise dispose of a product. "Sale" and "Sold" have the corollary meanings ascribed thereto.

         "Sublease Agreements" has the meaning set forth in the Distribution Agreement.

         "Sublease and License Agreements" has the meaning set forth in the Distribution Agreement.

         "Subsidiary" of any Person means a corporation or other organization whether incorporated or unincorporated of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; provided, however, that no Person that is not directly or indirectly wholly- owned by any other Person shall be a Subsidiary of such other Person unless such other Person controls, or has the right, power or ability to control, that Person. For purposes of this Agreement, Office Systems shall be deemed not to be a subsidiary of Pitney Bowes.

         "Tax Separation Agreement" has the meaning set forth in the Distribution Agreement.

         "Technology" means technological models, algorithms, manufacturing processes, design processes, behavioral models, logic diagrams, schematics, test vectors, computer and electronic data processing and other apparatus programs and software (object code and source code), databases and documentation thereof, trade secrets, technical information, specifications, websites, ideas, knowledge, data or the like. The term Technology includes Copyrights, trade secrets and any other intellectual property right, but expressly does not include (i) any Mark thereof or (ii) any Patents therefor.

         "Third Party" means a Person other than Pitney Bowes and its Subsidiaries and Office Systems and its Subsidiaries.

         "Trademark Usage Guidelines" means the guidelines for proper usage of the Licensed Marks, as in use immediately prior to the Distribution Date and attached hereto as Schedule D, as such guidelines may be revised and updated in writing by Pitney Bowes from time to time.

         "Transition Services Agreement" has the meaning set forth in the Distribution Agreement.

         "Vendor Financing Agreement" has the meaning set forth in the Distribution Agreement.

                                    ARTICLE 2
                                   ASSIGNMENT

         SECTION 2.01. Grant of Assignment. Subject to Sections 2.02 and 2.03 below, Pitney Bowes hereby grants, conveys and assigns (and agrees to cause its appropriate Subsidiaries to grant, convey and assign) to Office Systems all right, title and interest in and to the Assigned Marks and the goodwill associated therewith, and the Assigned Copyrights to be owned and enjoyed by Office Systems, its successors and assigns.

         SECTION 2.02. Prior Grants and Assumption of Liability. Office Systems acknowledges and agrees that the foregoing assignment is subject to any and all licenses or other rights that may have been granted by or to Pitney Bowes or any of its Subsidiaries with respect to the Assigned Marks and Assigned Copyrights prior to the Distribution Date. Pitney Bowes shall respond to reasonable inquiries from Office Systems regarding any such prior grants. In order to assist Office Systems in its administration of the Assigned Marks, but without making any representation or warranty as to its completeness, and without assuming any liability for any failure to disclose any such prior grants, Pitney Bowes has listed on Schedule A-1 certain information relating to prior grants.

         SECTION 2.03. Assignment Disclaimer. The parties acknowledge and agree that the foregoing assignments are made on an "as is," quitclaim basis and that neither Pitney Bowes nor any of its Subsidiaries has made or will make any warranty whatsoever, express, implied or statutory, including without limitation any implied warranties of merchantability, fitness for a particular purpose, title enforceability or non-infringement.



                                    ARTICLE 3
                             LICENSES AND TRANSFERS

         SECTION 3.01. License Grant. (a) Pitney Bowes grants (and agrees to cause its appropriate Subsidiaries to grant) to the extent that it has a right to do so and then only if such grant will not cause any member of the Pitney Bowes Group to incur any financial expense, obligations or liabilities, to Office Systems a personal, nonexclusive, fully-paid and non-transferable (except as set forth in Section 14.12) a license to use (i) the Licensed Marks on the Office Systems Business Products for the term set forth in Section 12.01, unless earlier terminated, (ii) the Licensed Copyrights, the Licensed Patents and the Licensed Technology in connection with the Sale and offer for Sale of Office Systems Business Products in the Permitted Geographic Areas (or, in the case of Office Systems Business Products in the form of software, in connection with licensing of Office Systems

Business Products) and (iii) the Licensed Marks in the Permitted Geographic Areas in the advertisement and promotion of such Office Systems Business Products. The use of such licenses shall be subject to the confidentiality provisions outlined in Article 10 in all respects. Any copyrighted material used by Office Systems shall be revised to remove (x) all Marks owned by Pitney Bowes that are not licensed to Office Systems by Pitney Bowes hereunder; (y) all Licensed Marks when use of such copyrighted materials will be outside the Permitted Geographic Areas, and (z) all Licensed Marks in the event the license granted to Office Systems hereunder expires or terminates for any reason.

         (b) All license grants made pursuant to this Agreement are subject to any pre-existing obligation of Pitney Bowes. The license grants made pursuant to this Agreement shall cover only Marks, Copyrights, Patents and Technology owned or otherwise held by Pitney Bowes immediately prior to the Distribution Date and used in connection with the Office Systems Business for the Sale and offer for Sale of Office Systems Business Products immediately prior to the Distribution Date and shall not cover any future Marks, Copyrights, Patents and Technology owned or otherwise held by Pitney Bowes.

         SECTION 3.02. License Restrictions.

         (a) Office Systems may not use any Licensed Mark (either alone or in connection with other Marks), outside of the Permitted Geographic Areas. Office Systems may, from time to time, request Pitney Bowes' permission, which permission shall not be unreasonably withheld, to use the Licensed Marks in additional geographic areas. Office Systems shall provide to Pitney Bowes a written request indicating (i) the specific geographic region contemplated and
(ii) the specific products or services contemplated to be used in connection with any such Licensed Mark. Pitney Bowes shall provide a written response to Office Systems not later than ninety (90) days after receipt of such request, indicating whether such request has been granted.

         (b) Office Systems may not use any Licensed Mark in direct association with another Mark such that the two Marks appear to be a single Mark or in any other composite manner with any Marks of Office Systems or any Third Party (other than the Licensed Marks as permitted herein and in association with the Marks in combined format set forth on Schedule A-2 hereto).

         (c) Office Systems may not use any Licensed Mark (either alone or in connection with other Marks), Licensed Patent or Licensed Technology in connection with the marketing, Sale, offer for Sale or provision of any product or service in violation of the Distribution Agreement.

          (d) Office Systems may only use the Licensed Marks, Licensed Patents, Licensed Copyrights or Licensed Technology in connection with the Sale and offer for Sale of Office Systems Business Products.

          (e) In all respects, Office Systems' usage of the Licensed Marks pursuant to the license granted hereunder shall be in a manner consistent with the high standards, reputation and prestige represented by the Licensed Marks, and any usage by Office Systems that is inconsistent with the foregoing shall be deemed to be outside the scope of the license granted hereunder. As a condition to the license granted hereunder, Office Systems shall at all times present, position and promote the Office Systems Business Products marked with one or more of the Licensed Marks in a manner consistent with the high standards and prestige represented by the Licensed Marks.

          SECTION 3.03. Licensee Undertakings. As a condition to the license granted hereunder, Office Systems undertakes to Pitney Bowes that:

          (a) Office Systems shall not use the Licensed Marks in any manner which is deceptive or misleading, which ridicules or is derogatory to the Licensed Marks, or which compromises or reflects unfavorably upon the goodwill, good name, reputation or image of Pitney Bowes or the Licensed Marks, or which might jeopardize or limit Pitney Bowes' proprietary interest therein.

          (b) Office Systems shall not use the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology in connection with any products or services other than the Office Systems Business Products.

          (c) Office Systems shall not (i) misrepresent to any Person the scope of its authority under this Agreement, (ii) incur or authorize any expenses or liabilities chargeable to Pitney Bowes, or (iii) take any actions that would impose upon Pitney Bowes any obligation or liability to a Third Party other than obligations under this Agreement, or other obligations which Pitney Bowes expressly approves in writing for Office Systems to incur on its behalf.

          (d) All press releases and corporate advertising and promotions that embody the Licensed Marks and messages conveyed thereby shall be consistent with the high standards and prestige represented by the Licensed Marks.

          (e) Office Systems shall comply in all material respects with all laws, regulations and governmental orders with respect to the manufacture, Sale, marketing and distribution of the Office Systems Business Products.

          SECTION 3.04. Non-Trademark Use. Each party may make appropriate and truthful references to the other party and the other party's products and Technology.

          SECTION 3.05. Reservation of Rights. Except as otherwise expressly provided in this Agreement, the Pitney Bowes Group shall retain all right and title in and to the Licensed Marks, the Licensed Copyrights, the Licensed Patents and the Licensed Technology, including without limitation:

          (a) All rights of ownership in and to the Licensed Marks, the Licensed Copyrights, the Licensed Patents and the Licensed Technology;

          (b) The right to use (including the right of the Pitney Bowes Group's Affiliates to use) the Licensed Marks, either alone or in combination with other Marks, in connection with the marketing, offer or provision of any product or service, including any product or service which competes with Office Systems Business Products, subject to the restrictions set forth in the Distribution Agreement;

          (c) The right to license Third Parties to use the Licensed Marks, the Licensed Copyrights, the Licensed Patents and the Licensed Technology or to assign the Licensed Marks, the Licensed Copyrights, Licensed Patents or the Licensed Technology; provided that Pitney Bowes shall not license the Licensed Marks to any Third Party engaging in the commercial copier or facsimile business in the Permitted Geographic Areas for so long as such license to Office Systems has not expired or terminated but in no event to exceed a period greater than two years following the Distribution Date; and

          (d) Notwithstanding any other provision of this Agreement, nothing in this Agreement shall be construed as obligating Pitney Bowes to obtain or maintain in force or protect any Licensed Mark, Licensed Copyright, Licensed Patent or Licensed Technology. Furthermore, Pitney Bowes shall have sole authority and responsibility to prosecute, amend, abandon and otherwise conduct all affairs concerning the Licensed Marks, the Licensed Copyrights, the Licensed Patents and the Licensed Technology in its sole and absolute discretion.

          SECTION 3.06. Title to Patents. In the event that Pitney Bowes shall, for any reason, determine that it no longer wishes to maintain any issued patent of the Licensed Patents in the Permitted Geographic Areas, Pitney Bowes shall notify

Office Systems of its intent and shall provide Office Systems the option to obtain title to such underlying issued patent, subject to an unrestricted, worldwide, irrevocable, royalty-free license (including the right to sublicense) which shall be retained by Pitney Bowes. In the event that Office Systems wishes to obtain title to the underlying Patent, Pitney Bowes shall assign such Patent to Office Systems at no cost to Office Systems; provided that Office Systems shall pay all fees and expenses associated with such assignment.


                                    ARTICLE 4
                              PERMITTED SUBLICENSES

         SECTION 4.01. Sublicenses to Subsidiaries and to Authorized Manufacturers. (a) Subject to the terms and conditions of this Agreement, including all applicable Quality Standards and Trademark Usage Guidelines and other restrictions (including the limitation on the term of the Licensed Marks as set forth in Section 12.01) in this Agreement, Office Systems may grant sublicenses to its Subsidiaries to use the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology in connection with the Sale or offer for Sale of Office Systems Business Products in the Permitted Geographic Areas in accordance with the terms and conditions of this Agreement; provided, that (i) Office Systems enters into a written sublicense agreement with each such Subsidiary sublicensee, and (ii) such agreement does not include the right to grant further sublicenses other than, in the case of a sublicensed Subsidiary of Office Systems, to another Subsidiary of Office Systems. Office Systems shall provide copies of such written sublicense agreements to Pitney Bowes upon request. If Office Systems grants any sublicense rights pursuant to this Section 4.01(a) and any such sublicensed Subsidiary ceases to be a Subsidiary, then the sublicense granted to such Subsidiary pursuant to this
Section 4.01(a) shall terminate one hundred eighty (180) days from the date of such cessation.

          (b) Subject to the terms and conditions of this Agreement, Office Systems may grant sublicenses to any Authorized Manufacturer to use the Licensed Patents or the Licensed Technology in accordance with the terms and conditions of this Agreement; provided, that (i) Office Systems enters into a written sublicense agreement with each such Authorized Manufacturer sublicensee, (ii) such agreement does not include the right to grant any further sublicenses and
(iii) the purpose of such agreement shall be solely to facilitate the manufacture and supply of products to be built for Sale by Office Systems and to be marketed under the Licensed Marks in the Permitted Geographic Areas. Office Systems shall provide copies of such written sublicense agreements to Pitney

Bowes upon request. If Office Systems grants any sublicense rights pursuant to this Section 4.01(b) and any such sublicensed Authorized Manufacturer ceases to be an Authorized Manufacturer, then the sublicense granted to such Authorized Manufacturer pursuant to this Section 4.01(b) shall terminate no later than one hundred eighty (180) days from the date of such cessation.

          (c) All sublicenses granted herein with respect to each Licensed Mark, Licensed Copyright, Licensed Patent or the Licensed Technology shall expire upon the expiration or invalidity of such Licensed Mark, Licensed Copyright, Licensed Patent or the Licensed Technology.

          (d) All sublicenses granted pursuant to this Agreement to a particular Subsidiary of Office Systems shall terminate one hundred eighty (180) days from the date that the Subsidiary ceases to be a Subsidiary of Office Systems.

          (e) All sublicenses granted pursuant to this Agreement other than those granted to Subsidiaries of Office Systems hereunder shall terminate upon the expiration or termination of this Agreement or upon the expiration or other termination of the underlying license or rights granted herein.

         SECTION 4.02. Authorized Dealers' Use of Marks. Subject to the terms and conditions of this Agreement, including all applicable Quality Standards and Trademark Usage Guidelines and other restrictions in this Agreement, Office Systems (and those Subsidiaries sublicensed to use the Licensed Marks pursuant to Section 4.01) may allow Authorized Dealers to, and may allow such Authorized Dealers to allow other Authorized Dealers to, use the Licensed Marks in the advertisement and promotion of Office Systems Business Products Sold by such Authorized Dealers.

         SECTION 4.03. Enforcement of Agreements. Office Systems shall take all appropriate measures at Office Systems' expense promptly and diligently to enforce the terms of any sublicense agreement or other agreement with any Subsidiary, Authorized Manufacturer or Authorized Dealer, or of any existing agreement with any Authorized Manufacturer or Authorized Dealer, and shall restrain any such Subsidiary, Authorized Manufacturer or Authorized Dealer from violating such terms, including without limitation (i) monitoring the Subsidiaries', Authorized Manufacturers' and Authorized Dealers' compliance with the relevant Trademark Usage Guidelines and Quality Standards and causing any noncomplying Subsidiary or Authorized Dealer promptly to remedy any failure,
(ii) terminating such agreement and/or (iii) commencing legal action, in each case, using a standard of care consistent with Pitney Bowes' practices as of the Distribution Date. In the event that Pitney Bowes determines that Office Systems has failed promptly and diligently to enforce the terms of any such agreement using such standard of care, Pitney Bowes reserves the right to enforce such terms, and Office Systems shall reimburse Pitney Bowes for its fully allocated direct costs and expenses incurred in enforcing such agreement, plus all out-of-pocket costs and expenses.



                                    ARTICLE 5
                           TRADEMARK USAGE GUIDELINES

         SECTION 5.01. Trademark Usage Guidelines. The Office Systems Group, Authorized Dealers and Authorized Manufacturers shall use the Licensed Marks only in a manner that is consistent with the Trademark Usage Guidelines.

         SECTION 5.02. Trademark Reviews. At Pitney Bowes' request, Office Systems agrees to furnish or make available for inspection to Pitney Bowes samples of all Office Systems Business Products and Collateral Materials of Office Systems, its Subsidiaries, Authorized Dealers, and Authorized Manufacturers that are marked with one or more of the Licensed Marks (to the extent that Office Systems has the right to obtain such samples). If Office Systems is notified or determines that it or any of its Subsidiaries, Authorized Dealers or Authorized Manufacturers is not complying with any Trademark Usage Guidelines, it shall notify Pitney Bowes and the provisions of Article 6 and
Section 4.03 shall apply to such noncompliance.



                                    ARTICLE 6
                      TRADEMARK USAGE GUIDELINE ENFORCEMENT

         SECTION 6.01. Initial Guideline Cure Period. If Pitney Bowes becomes aware that Office Systems or any Subsidiary, Authorized Dealer or Authorized Manufacturer is not complying with any Trademark Usage Guidelines, Pitney Bowes shall notify Office Systems in writing, setting forth in reasonable detail a written description of the noncompliance and any requested action for curing such noncompliance. Office Systems shall then have sixty (60) days with regard to noncompliance by Authorized Dealers or Authorized Manufacturers and thirty
(30) days with regard to noncompliance by Office Systems or any Subsidiary after receipt of such notice ("Initial Guideline Cure Period") to correct such noncompliance or submit to Pitney Bowes a written plan to correct such noncompliance which written plan is reasonably acceptable to Pitney Bowes.

         SECTION 6.02. Second Guideline Cure Period. If noncompliance with the Trademark Usage Guidelines continues beyond the Initial Guideline Cure Period, Office Systems and Pitney Bowes shall each promptly appoint a representative to negotiate in good faith actions that may be necessary to correct such noncompliance. The parties shall have thirty (30) days following the expiration of the Initial Guideline Cure Period to agree on corrective actions, and Office Systems shall have thirty (30) days from the date of an agreement of corrective actions, but not more than sixty (60) days following expiration of the Initial Guideline Cure Period, to implement such corrective actions and cure or cause the cure of such noncompliance ("Second Guideline Cure Period"). In the event that the parties fail to agree on corrective actions within thirty (30) days following the expiration of the Initial Guideline Cure Period, the appointed representatives of Pitney Bowes and Office Systems shall submit to the Operating Committee (as defined in the Transition Services Agreement) a description of the noncompliance. The Operating Committee shall attempt to determine and implement corrective actions. The Operating Committee, in accordance with the procedures set forth in the Transition Services Agreement, shall attempt to determine and implement the necessary corrective actions (as determined by it).

         SECTION 6.03. Final Guideline Cure Period. If the noncompliance with the Trademark Usage Guideline remains uncured, including for failure to agree on corrective actions after the expiration of the Second Guideline Cure Period, then at Pitney Bowes' election, Office Systems, or the noncomplying Subsidiary or Authorized Dealer or Authorized Manufacturer, whichever is applicable, promptly shall cease using the noncomplying Collateral Materials until Pitney Bowes determines that Office Systems, or the noncomplying Subsidiary, Authorized Dealer or Authorized Manufacturer, whichever is applicable, has demonstrated its ability and commitment to comply with the Trademark Usage Guidelines. If, within thirty (30) days following the expiration of the Second Guideline Cure Period, the noncompliance with the Trademark Usage Guidelines remains uncured for any reason, Pitney Bowes may elect to terminate license of the Licensed Mark giving rise to such noncompliance. Nothing in this Article 6 shall be deemed to limit Office Systems' obligations under Section 4.03 above or to preclude Pitney Bowes from exercising any rights or remedies under Section 4.03 above.

                                    ARTICLE 7
                                QUALITY STANDARDS

         SECTION 7.01. General. Office Systems acknowledges that as a condition to the rights and the license granted by this Agreement, the Office Systems Business Products permitted by this Agreement to be marked with one or more of the Licensed Marks must be offered for Sale and marketed in a manner substantially similar to that established prior to the Distribution Date and the Office Systems Business must be operated in a manner at least consistent with the level of quality and service established prior to the Distribution Date as to provide protection of the Licensed Marks and the goodwill they symbolize, and Office Systems further acknowledges that the maintenance of the high quality standards associated with such products is of the essence of this Agreement.


         SECTION 7.02. Quality Standards. The Office Systems Group and its Authorized Dealers shall use the Licensed Marks only on and in connection with Office Systems Business Products that meet or exceed in all respects the Quality Standards.

         SECTION 7.03. Quality Control Reviews. At Pitney Bowes' request, Office Systems agrees to furnish or make available to Pitney Bowes for inspection sample Office Systems Business Products marked with one or more of the Licensed Marks. Pitney Bowes may also independently conduct customer satisfaction surveys to determine if the Office Systems Group and its Authorized Dealers and Authorized Manufacturers are meeting the Quality Standards. Such surveys shall be conducted no more than three (3) times during the term of this Agreement and no more than one (1) time in any six (6)-month period; provided that if Office Systems is not meeting the Quality Standards with respect to the Office Systems Business Products, or if any survey conducted pursuant to this Agreement discloses any Quality Standards problem for any reason, then Pitney Bowes shall have the option to conduct any additional surveys or take investigative and/or corrective action as in its judgment shall be necessary or appropriate to resolve the problem, consistent with the terms of this Agreement, including but not limited to Article 8. Any such surveys shall be provided to Office Systems by Pitney Bowes for Office Systems' review and comment at least thirty (30) days prior to Pitney Bowes' distribution of the surveys to any customer. Office Systems shall not have any approval or other rights in connection with any survey. Office Systems shall cooperate with Pitney Bowes fully in the distribution of such surveys. Pitney Bowes shall, at the request of Office Systems, provide Office Systems with copies of customer surveys used by Pitney Bowes to determine if Office Systems is meeting the Quality Standards. If Office Systems is notified or determines that it or any of its Subsidiaries Authorized Dealers or Authorized Manufacturers is not complying with any

Quality Standards, it shall notify Pitney Bowes and the provisions of Article 8 and Section 4.03 shall apply to such noncompliance.
            ----

         SECTION 7.04. Product Discontinuation. If, at any time during or after the term of this Agreement, Office Systems discontinues the Sale of an Office Systems Business Product that has been marked with one or more of the Licensed Marks, Office Systems shall immediately notify Pitney Bowes in writing of the discontinuation, and, if Office Systems uses any such Licensed Mark solely in connection with such discontinued Office Systems Business Product, then Office Systems shall immediately cease using such Licensed Mark and shall immediately notify Pitney Bowes in writing of such cessation.

                                    ARTICLE 8
                          QUALITY STANDARD ENFORCEMENT

         SECTION 8.01. Initial Quality Standard Cure Period. If Pitney Bowes becomes aware that Office Systems or any Subsidiary or Authorized Dealer sublicensee is not complying with any Quality Standards, Pitney Bowes shall notify Office Systems in writing, setting forth in reasonable detail a written description of the noncompliance and any requested action for curing such noncompliance. Office Systems shall then have thirty (30) days after receipt of such notice ("Initial Quality Standard Cure Period") to correct such noncompliance or submit to Pitney Bowes a written plan to correct such noncompliance which written plan is reasonably acceptable to Pitney Bowes.

         SECTION 8.02. Second Quality Standard Cure Period. If noncompliance with the Quality Standards continues beyond the Initial Quality Standard Cure Period, Office Systems and Pitney Bowes shall each promptly appoint a representative to negotiate in good faith actions that may be necessary to correct such noncompliance. The parties shall have thirty (30) days following the expiration of the Initial Quality Standard Cure Period to agree on corrective actions, and Office Systems shall have thirty (30) days from the date of an agreement of corrective actions, but not more than sixty (60) days following expiration of the Initial Quality Standard Cure Period, to implement such corrective actions and cure or cause the cure of such noncompliance ("Second Quality Standard Cure Period"). In the event that the parties fail to agree on corrective actions within thirty (30) days following the expiration of the Initial Quality Standard Cure Period, the appointed representatives of Pitney Bowes and Office Systems shall submit to the Operating Committee (as defined in the Transition Services Agreement) a description of the noncompliance. The Operating Committee, in accordance with the procedures set forth in the

Transition Services Agreement, shall attempt to determine and implement the necessary corrective actions (as determined by it).

         SECTION 8.03. Final Quality Standard Cure Period. If the noncompliance with the Quality Standards remains uncured, including for failure to agree on corrective actions, after the expiration of the Second Quality Standard Cure Period, then at Pitney Bowes' election, Office Systems, or the noncomplying Subsidiary or Authorized Dealer, whichever is applicable, promptly shall cease offering the noncomplying Office Systems Business Products under the Licensed Marks until Pitney Bowes determines that Office Systems, or the noncomplying Subsidiary or Authorized Dealer, whichever is applicable, has demonstrated its ability and commitment to comply with the Quality Standards. If, within thirty
(30) days following the expiration of the Second Quality Standard Cure Period, the noncompliance with the Quality Standards remains uncured for any reason, Pitney Bowes may elect to terminate license of the Licensed Mark giving rise to such noncompliance ("Final Quality Standard Cure Period"). Nothing in this
Article 8 shall be deemed to limit Office Systems' obligations under Section
4.03 above or to preclude Pitney Bowes from exercising any rights or remedies under Section 4.03 above.



                                    ARTICLE 9
       PROTECTION OF LICENSED MARKS, LICENSED COPYRIGHTS, LICENSED PATENTS
                             AND LICENSED TECHNOLOGY

         SECTION 9.01. Ownership and Rights. To the extent not contrary to applicable law, Office Systems agrees not to challenge the ownership or validity of the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology or contest the fact that Office Systems' rights are only those of a licensee of the Licensed Marks, Licensed Copyrights, Licensed Patents and Licensed Technology. Office Systems shall not disparage, dilute or, to the extent not contrary to applicable law, adversely affect the validity of the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology. Office Systems' use of the Licensed Marks and the goodwill associated therewith shall inure exclusively to the benefit of Pitney Bowes, and Office Systems shall not acquire or assert any rights in the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology. Office Systems recognizes the value of the goodwill associated with the Licensed Marks, and that the Licensed Marks may have acquired secondary meaning in the minds of the public.

         SECTION 9.02. Protection of Licensed Marks, Licensed Copyrights, Licensed Patents and the Licensed Technology. Office Systems shall assist Pitney Bowes, at Pitney

Bowes' request and expense, in the procurement and maintenance of Pitney Bowes' intellectual property rights in the Licensed Marks, the Licensed Copyrights, Licensed Patents and the Licensed Technology. Office Systems will not grant or attempt to grant a security interest in the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology, or to record any such security interest in the United States Patent and Trademark Office or elsewhere, against any trademark application or registration belonging to Pitney Bowes. Office Systems agrees to, and to cause its Subsidiaries to, execute all documents reasonably requested by Pitney Bowes to effect further registration of, maintenance and renewal of the Licensed Marks, the Licensed Copyrights, the Licensed Patents and the Licensed Technology, recordation of the license relationship between Pitney Bowes and Office Systems, and recordation of Office Systems as a registered user. Pitney Bowes makes no warranty or representation that trademark or patent registrations have been or will be applied for, secured or maintained in the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology throughout, or anywhere within, the world. Office Systems shall cause to appear on all Office Systems Business Products, and all Collateral Materials, such legends, markings and notices as may be required by applicable law or reasonably requested by Pitney Bowes.

         SECTION 9.03. Similar Marks, Copyrights and Patents. Office Systems agrees not to use, register or attempt to register in any country any Mark, Copyright or Patent that infringes upon or violates Pitney Bowes' rights in the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology, or any element thereof. If any application for registration is, or has been, filed in any country by Office Systems which relates to any Mark, Copyright or Patent that infringes upon or violates Pitney Bowes' rights in the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology, Office Systems shall immediately abandon any such application or registration or assign it to Pitney Bowes. To the extent not contrary to applicable law, Office Systems shall not challenge Pitney Bowes' ownership of or the validity of the Licensed Marks, the Licensed Copyrights, the Licensed Patents and the Licensed Technology or any application for registration thereof throughout the world. Office Systems shall not use, register or attempt to register in any country any copyright, domain name or any other intellectual property right, whether recognized currently or in the future, or other designation which would affect the ownership or rights of Pitney Bowes in and to the Licensed Marks, the Licensed Copyrights, the Licensed Patents and the Licensed Technology, or otherwise to take any action which would adversely affect any of such ownership rights, or assist anyone else in doing so. Office Systems shall cause its Subsidiaries, Authorized Dealers and Authorized Manufacturers to comply with the provisions of this Section 9.03.

         SECTION 9.04. Infringement Proceedings. In the event that the Office Systems General Counsel learns of any infringement or violation or threatened infringement or violation of the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology, or any unfair competition, passing-off or dilution with respect to the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology, Office Systems shall notify Pitney Bowes or its authorized representative giving particulars thereof, and Office Systems shall provide necessary information and assistance to Pitney Bowes or its authorized representatives at Pitney Bowes' expense in the event that Pitney Bowes decides that proceedings should be commenced. Notwithstanding the foregoing, Office Systems is not obligated to monitor or police use of the Licensed Marks, the Licensed Copyrights, the Licensed Patents and the Licensed Technology by Third Parties other than as specifically set forth in Section
4.03. Pitney Bowes shall have exclusive control of any litigation, opposition, cancellation or related legal proceedings, relating to the use of the Licensed Marks by Third Parties. The decision whether to bring, maintain or settle any such proceedings shall be at the exclusive option and expense of Pitney Bowes, and all recoveries shall belong exclusively to Pitney Bowes. Office Systems shall not and shall have no right to initiate any such litigation, opposition, cancellation or related legal proceedings in its own name, but, at Pitney Bowes' request, agrees to be joined as a party in any action taken by Pitney Bowes to enforce its rights in the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology. Pitney Bowes shall incur no liability to Office Systems or any other Person under any legal theory by reason of Pitney Bowes' failure or refusal to prosecute or by Pitney Bowes' refusal to permit Office Systems to prosecute, any alleged infringement or violation by Third Parties, nor by reason of any settlement to which Pitney Bowes may agree. In the event that Pitney Bowes requests that Office Systems be joined as a party in any action taken by Pitney Bowes to enforce its rights in the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology, Pitney Bowes shall provide outside counsel and pay Office Systems' expenses related to any such action; provided that Office Systems shall be responsible for the fees of any separate outside legal counsel or other attorneys' fees or other expenses.



                                   ARTICLE 10
                                 CONFIDENTIALITY

         SECTION 10.01. General. For the term of this Agreement and for five years after the termination or expiration of this Agreement, each party shall retain the other party's Confidential Information in the strictest confidence (on a need to know basis) and shall not disclose such Confidential Information to any Person without the other party's express written consent, other than on a need-to-know basis to an employee, agent or professional advisor of the receiving party or an Affiliate thereof. Notwithstanding anything to the contrary in this Agreement, the obligation to maintain the confidentiality of Confidential Information shall not apply to the extent that the receiving party is required to disclose such Confidential Information pursuant to Law or legally enforceable order of a court or judicial body; provided that the receiving party provides notice to the disclosing party to enable the disclosing party to seek a protective order or an injunction.


                                   ARTICLE 11
                                 INDEMNIFICATION

         SECTION 11.01. Office Systems Indemnification of Pitney Bowes. Office Systems shall indemnify, defend and hold harmless Pitney Bowes and the respective directors, officers and Affiliates of Pitney Bowes and its Subsidiaries (the "Pitney Bowes Indemnitees") from and against any and all Losses incurred or suffered by any of the Pitney Bowes Indemnities arising out of the use of any Licensed Mark, Licensed Copyright, Licensed Patent or Licensed Technology by Office Systems or any of its Subsidiaries, Authorized Dealers or its customers or Authorized Manufacturers or its customers.

         SECTION 11.02. Insurance; Third Party Obligations; Tax Benefits. Any indemnification pursuant to Section 11.01 shall be paid net of the amount of any insurance or other amounts that would be payable by any Third Party to the Indemnified Party (as defined below) in the absence of this Agreement (irrespective of time of receipt of such insurance or other amounts) and net of any tax benefit to the Indemnified Party attributable to the relevant payment or Liability. Such indemnification shall be increased to reflect any tax liability of the Indemnified Party so that the Indemnified Party receives 100% of the after-tax amount of any payment or liability. It is expressly agreed that no insurer or any other Third Party shall be (i) entitled to a benefit it would not be entitled to receive in the absence of the foregoing indemnification provisions, (ii) relieved of the responsibility to pay any claims to which it is obligated or (iii) entitled to any subrogation rights with respect to any obligation hereunder.

         SECTION 11.03. Notice and Payment of Claims. If any Pitney Bowes Indemnitee (the "Indemnified Party") determines that it is or may be entitled to indemnification by any party (the "Indemnifying Party") under Article 11 (other than in connection with any Action subject to Section 11.04), the Indemnified Party shall deliver to the Indemnifying Party a written notice specifying, to the extent reasonably practicable, the basis for its claim for indemnification and the amount for which the Indemnified Party reasonably believes it is entitled to be indemnified. If the Indemnifying Party has not responded within thirty (30) days after receipt of such notice, the Indemnified Party shall deliver a second notice to the within ten (10) days of the expiration of the original thirty
(30)-day period. Within thirty (30) days after receipt of any second notice, the Indemnifying Party shall pay the Indemnified Party such amount in cash or other immediately available funds unless the Indemnifying Party objects to the claim for indemnification or the amount thereof. If the Indemnifying Party does not give the Indemnified Party written notice objecting to such indemnity claim and setting forth the grounds therefor within such thirty (30)-day period, the Indemnified Party shall give the Indemnifying Party an additional notice of its claim for indemnification and if the Indemnifying Party does not give the Indemnified Party written notice objecting to such claim within ten (10) days after receipt of such notice the Indemnifying Party shall be deemed to have acknowledged its liability for such claim and the Indemnified Party may exercise any and all of its rights under applicable law to collect such amount. In the event of such a timely objection by the Indemnifying Party, the amount, if any, that is Finally Determined to be required to be paid by the Indemnifying Party in respect of such indemnity claim shall be paid by the Indemnifying Party to the Indemnified Party in cash within fifteen (15) days after such indemnity claim has been so Finally Determined.

         SECTION 11.04. Notice and Defense of Third-Party Claims. Promptly following the earlier of (i) receipt of notice of the commencement by a third party of any Action against or otherwise involving any Indemnified Party or (ii) receipt of information from a third party alleging the existence of a claim against an Indemnified Party, in either case, with respect to which indemnification may be sought pursuant to this Agreement (a "Third-Party Claim"), the Indemnified Party shall give the Indemnifying Party written notice thereof. The failure of the Indemnified Party to give notice as provided in this
Article 11 shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that the Indemnifying Party is prejudiced by such failure to give notice. Within thirty (30) days after receipt of such notice, the Indemnifying Party may (i) by giving written notice thereof to the Indemnified Party, acknowledge liability for such indemnification claim and at its option elect to assume the defense of such Third-Party Claim at its sole cost and expense or (ii) object to the claim for indemnification set forth in the notice delivered by the Indemnified Party pursuant to the first sentence of this Section 11.04; provided that if the Indemnifying Party does not within such thirty (30)-day period give the Indemnified Party written notice objecting to such indemnification claim and setting forth the grounds therefor, the Indemnified Party shall give the Indemnifying Party an additional notice of its claim for indemnification and if the Indemnifying Party does not give the Indemnified Party written notice objecting to such claim within ten (10) days after receipt of such notice the Indemnifying Party shall be deemed to have acknowledged its liability for such indemnification claim. If the Indemnifying Party has elected to assume the defense of a Third-Party Claim, (x) the defense shall be conducted by counsel retained by the Indemnifying Party and reasonably satisfactory to the Indemnified Party, provided that the Indemnified Party shall have the right to participate in such proceedings and to be represented by counsel of its own choosing at the Indemnified Party's sole cost and expense; and (y) the Indemnifying Party may settle or compromise the Third Party Claim without the prior written consent of the Indemnified Party so long as such settlement includes an unconditional release of the Indemnified Party from all claims that are the subject of such Third Party Claim, provided that the Indemnifying Party may not agree to any such settlement pursuant to which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be responsible hereunder, shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld. If the Indemnifying Party does not assume the defense of a Third-Party Claim for which it has acknowledged liability for indemnification hereunder, the Indemnified Party may require the Indemnifying Party to reimburse it on a current basis for its reasonable expenses of investigation, reasonable attorneys' fees and reasonable out-of-pocket expenses incurred in defending against such Third-Party Claim and the Indemnifying Party shall be bound by the result obtained with respect thereto by the Indemnified Party; provided that the Indemnifying Party shall not be liable for any settlement effected without its consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall pay to the Indemnified Party in cash the amount, if any, for which the Indemnified Party is entitled to be indemnified hereunder within fifteen (15) days after such Third Party Claim has been Finally Determined, in the case of an indemnity claim as to which the Indemnifying Party has acknowledged liability or, in the case of any indemnity claim as to which the Indemnifying Party has not acknowledged liability, within fifteen (15) days after such Indemnifying Party's objection to liability hereunder has been Finally Determined.

         SECTION 11.05. Contribution. If for any reason the indemnification provided for in Section 11.01 is unavailable to any Indemnified Party, or insufficient to hold it harmless, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect all relevant equitable considerations.

         SECTION 11.06. Non-Exclusivity of Remedies. The remedies provided for in this Article 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

                                   ARTICLE 12
                              TERM AND TERMINATION

         SECTION 12.01. Term. Office Systems' right to use the Licensed Marks shall remain in effect for a period of two (2) years from the Distribution Date unless earlier terminated as provided below. Office Systems' rights in the Licensed Patents and Licensed Copyrights shall remain in effect for the term of the associated Patent or Copyright. Office Systems' rights in the Licensed Technology shall remain in effect indefinitely, subject to the terms and conditions of this Agreement.

         SECTION 12.02. Voluntary Termination. By written notice to Pitney Bowes, Office Systems may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder by Pitney Bowes. Such notice shall specify the effective date of such termination and shall clearly specify any affected Licensed Marks, Licensed Patents or Licensed Technology or Office Systems Business Products.

         SECTION 12.03. Survival. Any termination of licenses and rights of Office Systems under Section 12.02 shall not affect Office Systems' licenses and
                             -----
rights with respect to any Office Systems Business Products made or sold prior to such termination.

         SECTION 12.04. Other Termination. (a) Pitney Bowes shall have the option to terminate Office Systems' use of the Licensed Marks in the event that Office Systems materially defaults on its obligations under any of the Ancillary Agreements and, following written notice from Pitney Bowes, does not cure such default within sixty (60) days of receipt of such notice.

         (b) Pitney Bowes shall have the option to terminate Office Systems' use of the Licensed Marks in the event that Office Systems becomes bankrupt or insolvent, or experiences a Change of Control.

         (c) Office Systems' right to use the Licensed Marks shall automatically terminate in the event that either party terminates, in accordance with the provisions of Section 8.12 of the Distribution Agreement, the provision of the non-compete covenant set forth in Section 7.02 therein. Pitney Bowes shall have
                                          ----
the option to terminate Office Systems' right to use the Licensed Marks if the Distribution Agreement is terminated for any reason.

                                   ARTICLE 13
                             LIMITATION OF LIABILITY

         IN NO EVENT SHALL EITHER PARTY OR ITS SUBSIDIARIES BE LIABLE TO THE OTHER PARTY OR ITS SUBSIDIARIES FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS OR ANY OTHER DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.



                                   ARTICLE 14
                            MISCELLANEOUS PROVISIONS

         SECTION 14.01. Disclaimer. Each party acknowledges and agrees that all Licensed Marks, Licensed Copyrights, Licensed Patents and the Licensed Technology and any other information or materials licensed or provided hereunder are licensed or provided on an "as is" basis and that neither party nor any of its Subsidiaries makes any representations or extends any warranties whatsoever, express, implied or statutory, with respect thereto including without limitation any implied warranties of title, enforceability or non-infringement. Without limiting the generality of the foregoing, neither Pitney Bowes nor any of its Subsidiaries makes any warranty or representation as to the validity of any Mark, Patent or Copyright licensed by it to Office Systems or any warranty or representation that any use of any Mark, Patent or Copyright with respect to any product or service will be free from infringement or violation of any rights of any Third Party.

         SECTION 14.02. Other Agreements. In the event there is any inconsistency between the provisions of this Agreement, on the one hand, and the provisions of the Distribution Agreement, on the other hand, the provisions of the Distribution Agreement shall govern.

         SECTION 14.03. No Implied Licenses. Nothing contained in this Agreement shall be construed as conferring any rights by implication, estoppel or otherwise, under any intellectual property right, other than the rights expressly granted in this Agreement with respect to the Licensed Marks, the Licensed Copyrights, the Licensed Patents and the Licensed Technology. Neither party is required hereunder to furnish or disclose to the other any information (including copies of registrations of the Licensed Marks and Licensed Patents), except as specifically provided herein.

         SECTION 14.04. Further Assurances and Consents. In addition to the actions specifically provided for elsewhere in this Agreement, each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable laws, regulations and agreements or otherwise to consummate and make effective the transactions contemplated by this Agreement, including but not limited to using its reasonable best efforts to obtain any consents and approvals and to make any filings and applications necessary or desirable in order to consummate the transactions contemplated by this Agreement; provided that no party hereto shall be obligated to pay any consideration therefor (except for filing fees and other similar charges) to any Third Party from whom such consents or approvals are requested or to take any action or omit to take any action if the taking of or omission to take such action would be unreasonably burdensome to the party, its Group or its Group's business.

         SECTION 14.05. Infringement Suits. Except as set forth in Section 4.03,
(i) neither party shall have any obligation hereunder to institute any action or suit against Third Parties for infringement or violation of any of the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology or to defend any action or suit brought by a Third Party which challenges or concerns the validity of any of the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology and (ii) Office Systems shall not have any right to institute any action or suit against Third Parties for infringement or violation of any of the Licensed Marks, the Licensed Copyrights, the Licensed Patents or the Licensed Technology.

         SECTION 14.06. No Other Obligations. Neither party assumes any responsibilities or obligations whatsoever, other than the responsibilities and obligations expressly set forth in this Agreement or a separate written agreement. Without limiting the generality of the foregoing, neither party, nor any of its Subsidiaries, is obligated to (i) file any application for registration of any Mark, any Patent or any Copyright, or to secure any rights in any Marks, any Patents or any Copyrights, (ii) to maintain any Mark or any Patent registration, or (iii) provide any assistance, except for the obligations expressly assumed in this Agreement.

         SECTION 14.07. Force Majeure. (a) For purposes of this Section, "force majeure" means an event beyond the control of either party, which by its nature could not have been foreseen by such party, or, if it could have been foreseen, was unavoidable, and includes without limitation, acts of God, storms, floods, riots, fires, sabotage, civil commotion or civil unrest, interference by civil or military authorities, acts of war (declared or undeclared) and failure of energy sources.

         (b) Without limiting the generality of Article 13 herein, neither party shall be under any liability for failure to fulfill any obligation under this Agreement, so long as and to the extent to which the fulfillment of such obligation is prevented, frustrated, hindered, or delayed as a consequence of circumstances of force majeure; provided that such party shall have exercised all due diligence to minimize to the greatest extent possible the effect of force majeure on its obligations hereunder.

         (c) Promptly on becoming aware of force majeure causing a delay in performance or preventing performance of any obligations imposed by this Agreement (and termination of such delay), the party affected shall give written notice to the other party giving details of the same, including particulars of the actual and, if applicable, estimated continuing effects of such force majeure on the obligations of the party whose performance is prevented or delayed. If such notice shall have been duly given, the actual delay resulting from such force majeure shall be deemed not to be a breach of this Agreement, and the period for performance of the obligation to which it relates shall be extended accordingly; provided that if force majeure results in the performance of a party being delayed by more than one hundred eighty (180) days, the other party shall have the right to terminate this Agreement with respect to any provision affected by such delay forthwith by written notice.

         SECTION 14.08. Entire Agreement. This Agreement, the Distribution Agreement and the other Ancillary Agreements and the Exhibits and Schedules referenced or attached hereto and thereto constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof. To the extent there is a conflict between this Agreement and the Distribution Agreement between the parties, the terms of this Agreement shall govern.

         SECTION 14.09. Governing Law. This Agreement shall be governed in accordance with the laws of the State of New York without regard to New York choice of law provisions. Each of Pitney Bowes and Office Systems hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement.

         SECTION 14.10. Waiver of Jury Trial. Pitney Bowes and Office Systems hereby irrevocably waive any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement and to the fullest extent permitted by law waive any rights that they may have to claim or to receive consequential or special damages in connection with any legal proceeding arising out of or relating to this Agreement.

         SECTION 14.11. Notices. Notices, offers, requests or other communications required or permitted to be given by either party pursuant to the terms of this Agreement shall be given in writing to the respective parties to the following addresses:

         if to  Pitney Bowes:
                Pitney Bowes Inc.
                1 Elmcroft Drive
                Stamford, CT 06926-0700
                Telecopy:  (203) 351-7984
                Attention: Sara Moss
                Title: Vice President and General Counsel

         with a copy to:
                Pitney Bowes Inc.
                35 Waterview Drive
                Mail Stop Code 26-22
                Shelton, CT 06484-8000
                Telecopy: (203) 924-3028
                Attention: Michael E. Melton
                Title: Deputy General Counsel, Intellectual
                       Property and Technology Law

         with a copy to:
                Davis Polk & Wardwell
                450 Lexington Avenue
                New York, New York 10017
                Telecopy: (212) 450-4800
                Attention:  Sarah J. Beshar

         if to Office Systems:
                Pitney Bowes Office Systems, Inc.
                100 Oakview Drive
                Trumbull, CT 06611
                Telecopy: (203) 365-7497
                Attention: Chief Financial Officer
         with a copy to:
                Pitney Bowes Office Systems, Inc.
                100 Oakview Drive
                Trumbull, CT 06611
                Telecopy: (203) 365-2353
                Attention: General Counsel

or to such other address as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non- performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices may also be sent by fax, confirmed by first class mail. All notices shall be deemed to have been given and received on the earlier of actual delivery or three (3) days from the date of postmark.

         SECTION 14.12. Nonassignability. Neither party may, directly or indirectly, in whole or in part, whether by operation of law or otherwise, assign or transfer this Agreement, without the other party's prior written consent, and any attempted assignment, transfer or delegation without such prior written consent shall be voidable at the sole option of such other party. Notwithstanding the foregoing, each party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole without consent to a Person that succeeds to all or substantially all of the business or assets of such party as long as such Person agrees to accept all the terms and conditions set forth herein. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

         SECTION 14.13. Severability. If any term or other provision of this Agreement is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

         SECTION 14.14. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         SECTION 14.15. Amendment. No change or amendment will be made to this Agreement except by an instrument in writing signed on behalf of each of the parties to such agreement.

         SECTION 14.16. Counterparts. This Agreement, including the Ancillary Agreements and the Exhibits and Schedules hereto and thereto and the other documents referred to herein or therein, may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         WHEREFORE, the parties have signed this Intellectual Property Agreement effective as of the date first set forth above.

                                            PITNEY BOWES INC.



                                            -----------------------------------
                                            By:
                                            Name:
                                            Title:



                                            PITNEY BOWES OFFICE SYSTEMS,
                                            INC.



                                            -----------------------------------
                                            By:
                                            Name:
                                            Title:

                                                                    Schedule A-1

                                 ASSIGNED MARKS
                                 --------------

                                                                    Schedule A-1

                                 ASSIGNED MARKS
                                 --------------


REGISTERED MARKS
----------------


--------------------------------------------------------------------------------
      MARK                   REG. NO.                     REG. DATE
--------------------------------------------------------------------------------
COPYKEY                     1,295,839                  September 18, 1994
--------------------------------------------------------------------------------
FAXKEY                      1,353,807                  August 13, 1985
--------------------------------------------------------------------------------
PRINTPOWDER                 1,248,021                  August 16, 1983
--------------------------------------------------------------------------------
SMART TOUCH                 2,063,827                  May 20, 1997
--------------------------------------------------------------------------------
TOTAL PACKAGE               1,528,571                  March 7, 1989
--------------------------------------------------------------------------------


UNREGISTERED MARKS
------------------

CONNEX
CONNEX LITE
DIGI-SERVE
DIGITAL LIGHT ARRAY
DIGITAL SMART IMAGE DESIGN
DL SERIES
DL520 PUBLISHER
DOCUFINISH
DOCUMASTER
ESCAN
FASTTRACK
FAX CONNEX
FAX DIRECTOR IP
FYI-FOR YOUR IMAGE
PRO DOCUMENT SERIES/PRODOC 110
RIP-MASTER
SCANCONNEX
SMART COLOR COLOR SMART
SMART IMAGE PUBLISHER
SMART IMAGE SERVER
SMART IMAGER
SMART IMAGER RIP
SMART RIP
SMART RUN

SMART SIZE
SMART TRACK
SMARTFINISH
TEAM PRINT
UNIVERSAL ACCESS
VALUE ADDED MAINTENANCE
VIRTUAL DOCUMENT FACTORY
WEB CONNEX

                                                        ------------------------

                  CERTAIN INFORMATION RELATING TO PRIOR GRANTS
                  --------------------------------------------
                               (per Section 2.02)

                  None.

                                                                    Schedule A-2
                                                                    ------------

                                 LICENSED MARKS
                                 --------------

Pitney Bowes

(Pitney Bowes name)


[GRAPHIC]

(Pitney Bowes Symbol)

[LOGO OF PITNEY BOWES]

(Pitney Bowes Signature)

                                                                      Schedule B
                                                                      ----------

                                LICENSED PATENTS
                                ----------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                APPLICATIONS
-----------------------------------------------------------------------------------------------------------------------------------
              CASE                                                             APPLN                           PATENT       ISSUE
 COUNTRY     NUMBER                 TITLE                        STATUS       NUMBER        FILING DATE        NUMBER        DATE
-----------------------------------------------------------------------------------------------------------------------------------
    US        C-593   METHOD FOR FOLING AND SEALING SHEETS       Granted      423,156      Oct. 18, 1989      RE 34338     8/10/93
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    US        C-610   MULTIPURPOSE COMPUTER ACCESSORY FOR
                      FACILITATING FACSIMILE COMMUNICATION       Granted      459,057      Dec. 29, 1989     5,091,790     2/25/92
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    US        C-724   DEVICE FOR FOLDING AND SEALING SHEETS      Granted      677,013      Mar. 28, 1991      RE 34288     6/22/93
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    US        E-473   APPARATUS AND METHOD FOR SELECTIVE
                      ARCHIVING OF FACSIMILE MESSAGES            Granted      576,665      Dec. 21, 1995     5,701,183    12/23/97
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    US        E-940   METHOD AND APPARATUS FOR PREVENTING
                      THE UNAUTHORIZED USE OF A RETAINING
                      CARTRIDGE                                  Amended      456,625       Dec. 8, 1999
-----------------------------------------------------------------------------------------------------------------------------------
    WO        E-940   METHOD AND APPARATUS FOR PREVENTING
                      THE UNAUTHORIZED USE OF A RETAINING
                      CARTRIDGE                                  Pending      33,354        Dec. 8, 2000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    US        E-942   METHOD AND SYSTEM FOR MAXIMIZING
                      USE OF A COMMUNICATION LINE                Pending      469,031      Dec. 21, 1999
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    CA        B-533   TEMPERATURE SELF REGULATING FUSER          Granted      351,063       May 1, 1980      1,185,312     04/9/85
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       APPLICATIONS
-----------------------------------------------------------------------------------------------------------------------------------
              CASE                                                             APPLN                           PATENT       ISSUE
 COUNTRY     NUMBER                 TITLE                        STATUS       NUMBER        FILING DATE        NUMBER        DATE
-----------------------------------------------------------------------------------------------------------------------------------
    FR        B-538   DOCUMENT COPIER                           Registered    77,962       Oct. 23, 1979      182,733      9/22/80
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    CA        B-626   CHARGE ROLLER SYSTEM FOR AN
                      ELECTROPHOTOGRAPHIC COPIER                 Granted      383,870      Aug. 14, 1981     1,194,535     10/1/85
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    CA        B-764   GROUNDING DEVICE FOR MOVING
                      PHOTOCONDUCTOR WEB                         Granted      415,292      Nov. 10, 1982     1,194,919     10/8/85
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    US        B-789   CORRECTION OF IMAGING IMPERFECTIONS        Granted      408,963      Aug. 17, 1982     4,491,963     1/1/85
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    US        E-771   UNIVERSAL ACCESS PHOTOCOPIER               Granted      188,273       Nov. 9, 1998     6,243,682     6/5/01
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    US        F-201   MAILING SYSTEMS                            Pending     09/851074      May 8, 2001
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      Schedule C
                                                                      ----------


                       EXCEPTIONS TO LICENSE RESTRICTIONS
                       ----------------------------------


None.

                                                                      Schedule D
                                                                      ----------

                QUALITY STANDARDS AND TRADEMARK USAGE GUIDELINES
                ------------------------------------------------

         Pitney Bowes document "Pitney Bowes Identity System" as amended and updated from time to time is hereby incorporated by reference into this Agreement Schedule D.